ForeInvestors Choice Variable Annuity

Supplement Dated August 12, 2019 to your Prospectus dated May 1, 2019

PIMCO Global Multi-Asset Managed Allocation Portfolio

Effective October 1, 2019, the PIMCO Global Multi-Asset Managed Allocation Portfolio is renamed PIMCO Global Core Asset Allocation Portfolio.  All references to the prior name in the prospectus are deleted and replaced with PIMCO Global Core Asset Allocation Portfolio.

This Supplement Should Be Retained For Future Reference.

FIC-081219-NC